Exhibit 10.2

August 31, 2007

Ms. Maritza Ospina

Lehman Brothers Commercial Paper Inc.

As Administrative Agent

745 Seventh Avenue

New York, NY 10019

Dear Ms. Ospina:

Pursuant to Section 2.06 of the $3 billion 364 day Revolving Credit Agreement between CME Group Inc., as Borrower, The Lenders Party thereto, and Lehman Commercial Paper Inc., as Administrative Agent, please accept this notice as our request to reduce the amount of the commitment from $3,000,000,000 to $1,500,000,000 as soon as possible.

Best regards,

/s/ James A. Pribel
James A. Pribel
Director and Treasurer

cc:	Ms. Maritza Ospina

Lehman Brothers Commercial Bank

745 Seventh Avenue

New York, NY 10019

20 South Wacker Drive Chicago, Illinois 60606  T 312 930 1000  F 312 466 4410  cmegroup.com

September 24, 2007

Ms. Maritza Ospina

Lehman Brothers Commercial Paper Inc.

As Administrative Agent

745 Seventh Avenue

New York, NY 10019

Dear Ms. Ospina:

Pursuant to Section 2.06 of the $3 billion 364 day Revolving Credit Agreement between CME Group Inc., as Borrower, The Lenders Party thereto, and Lehman Commercial Paper Inc., as Administrative Agent, please accept this notice as our request to reduce the amount of the commitment from the current amount of $1,500,000,000 to $750,000,000 as soon as possible.

Best regards,

/s/ James A. Pribel
James A. Pribel
Director and Treasurer

cc:	Ms. Maritza Ospina

Lehman Brothers Commercial Bank

745 Seventh Avenue

New York, NY 10019

20 South Wacker Drive Chicago, Illinois 60606  T 312 930 1000  F 312 466 4410  cmegroup.com